UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2007

ALPHA INNOTECH CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-14257	58-1729436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Merced Street, San Leandro, California	94577
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 483-9620

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2007, Alpha Innotech Corp. (the "Company") issued a press release announcing its earnings for the fiscal quarter and the nine months ended September 30, 2007, the text of which is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of the Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Item 2.02 of the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

99.1	Press Release dated November 14, 2007 announcing earnings for the fiscal quarter and the nine months ended September 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA INNOTECH CORP.

Date:                      November 14, 2007                                                                By:           /s/ Ron Bissinger
Ron Bissinger
Chief Executive Officer and Chief Financial Officer